UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 11, 2016

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously reported in its Current Report on Form 8-K filed on March 9, 2016 (the “Previous 8-K”), the Audit and Compliance Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Barrett Business Services, Inc. (the “Company”),was informed, at a meeting held on March 3, 2016, that the Company’s then Chief Financial Officer had made unsupported journal entries in the Company’s financial records during each calendar quarter of 2013. At a meeting held the following day, the Audit Committee appointed Thomas J. Carley, a director of the Company, as interim Chief Financial Officer.

On March 11, 2016, the Audit Committee formally engaged a Big Four accounting firm (the “investigator”) to conduct an independent forensic accounting investigation of the Company’s financial records for the five years ending December 31, 2015, as well as the first quarter of 2016, to evaluate not only the self-identified unsupported journal entries, but also whether other accounting irregularities had occurred during those periods. Upon completion of its review of journal entries and other documents from that time period, at the Audit Committee’s direction, the investigator expanded its review of journal entries to include 2009 and 2010.

On April 19, 2016, the investigator presented its final report of its findings, conclusions and recommendations in the investigation to the Audit Committee and to the Company’s independent registered public accounting firm, Moss Adams LLP (“Moss Adams”). The investigator advised that its review of journal entries and other documents within the scope of its engagement had confirmed that the self-identified unsupported journal entries were not made in accordance with generally accepted accounting principles in the United States (“GAAP”). The investigator also uncovered additional unsupported journal entries not made in accordance with GAAP.

As reported in the Previous 8-K, a majority of the unsupported entries overstated direct payroll costs, payroll taxes and benefits expenses, and selling, general and administrative expenses, while understating workers’ compensation expense. In addition, the investigator identified certain other journal entries involving trade accounts receivable, marketable securities and payroll tax liability accounts as inconsistent with GAAP.

The Audit Committee believes that these non-GAAP journal entries had no effect on the Company’s consolidated balance sheets and, although certain expenses shifted between periods, the entries did not have a cumulative effect on income from operations, net income, or earnings per share over the periods under investigation.

In addition to the accounting issues reported in the Previous 8-K, the Company has discovered errors in its accrued payroll tax liabilities and payroll tax expense. Although shifting payroll tax expense between periods, these errors did not have a cumulative effect on income from operations, net income, or earnings per share over the periods under investigation.

As reported in the Previous 8-K, the Audit Committee determined at a meeting held on March 4, 2016, that certain of the Company’s previously issued financial statements must be restated and should not be relied upon. The Company has made a preliminary decision to address these required restatements within the upcoming filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) with the Securities and Exchange Commission (the “SEC”). The 2015 Form 10-K will include audited financial statements for the year ended December 31, 2015, and condensed financial statements for the quarters ended September 30 and December 31, 2015, as well as restated audited financial statements for the years ended December 31, 2013 and 2014 (including restated quarterly periods), and restated condensed financial statements for the quarters ended March 31, 2015 and June 30, 2015. The proposed amended filings described in the Previous 8-K will be rendered unnecessary through the filing of the financial statements listed above with the 2015 Form 10-K.

The Company currently intends to file the 2015 Form 10-K by May 9, 2016, although the Company cannot assure that it will be able to do so. Among other things, the filing of the 2015 Form 10-K requires completion of the audit by Moss Adams of the Company’s financial statements for the year ended December 31, 2015, as well as the restatement of annual financial statements for 2013 and 2014.

As reported in the Previous 8-K, the Company was granted an exception to April 29, 2016, to regain compliance with the Nasdaq Stock Market (“Nasdaq”) listing rules relating to the timely filing of periodic reports with the SEC. By letter dated April 11, 2016, Nasdaq extended the deadline for the Company to regain compliance to May 9, 2016. If the Company fails to do so, Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company will have seven calendar days to submit a request for a hearing by Nasdaq to review the delisting determination, which will stay the suspension and delisting action until a written decision is issued by the Nasdaq Hearings Panel.

By letter dated April 15, 2016, the Company’s primary bank lender waived the requirement that the Company file its Quarterly Report on Form 10-Q for the third quarter of 2015, as well as an amended 2014 Form 10-K, by April 29, 2016, provided that the Company delivers its 2015 Form 10-K to the bank no later than May 9, 2016.

The foregoing discussion is based on information provided or otherwise known to the Company as of the date of this report. Additional information may be discovered in the course of management’s preparation of financial statements or in the audit of those financial statements by Moss Adams. Such information could result in changes in the Company’s preliminary estimates of the effect on the Company’s financial statements of the unsupported journal entries and the accounting issues described above and in the Previous 8-K, and require additional adjustments to previously issued financial statements.

Forward-Looking Statements:

The information included in this report regarding the results of the independent forensic accounting investigation, errors and other issues resulting in the restatement of certain of the Company’s financial statements, and the effects of such events on the Company’s financial condition and results of operations, its relationship with its primary bank lender, and compliance with the continued listing requirements of Nasdaq, includes forward-looking statements that are subject to risks and uncertainties that may cause actual results or circumstances to differ from those expressed or implied by our forward-looking statements. Risks and uncertainties known to the Company include risks and uncertainties related to the Company’s current efforts to prepare and file its 2015 Form 10-K, its compliance with Nasdaq’s requirements for continued listing of the Company’s common stock, shareholder litigation against the Company, and the SEC’s ongoing investigation of the Company. Additional considerations and other important risk factors affecting the Company's business are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC. The forward-looking statements in this report speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: April 19, 2016	By:	/s/ Thomas J. Carley
Thomas J. Carley Interim Chief Financial Officer